DELAWARE VIP TRUST

Delaware VIP Capital Reserves Series
Standard Class * Service Class
(the "Series")

Supplement to the Series' Standard Class and Service Class
Prospectuses dated April 29, 2005

On May 19, 2005, the Board of Trustees of Delaware VIP Trust (the "Trust") voted to make changes to the investment policies and strategies of the Series. These changes will be effective in early August 2005, following 60 days' notice to the Series' shareholders.

The following replaces the information in the section entitled "What are the Series' main investment strategies?" under the heading "Overview: Delaware VIP Capital Reserves Series" on page 2 of the prospectuses:

What are the Series' main investment strategies?

We invest primarily in short-term securities, including securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, instruments secured by U.S. government securities and debt securities issued by U.S. corporations.

Delaware VIP Capital Reserves Series is not a money market fund. A money market fund is designed for stability of principal; consequently, the level of income fluctuates. The Series is designed for greater stability of income at a relatively higher level; consequently, the principal value will fluctuate over time. The Series will attempt to provide investors with yields higher than those available in money market vehicles by extending the average maturity of the bonds in its portfolio beyond what is typically associated with money market funds.

The following replaces the information in the section entitled "Our investment strategies" under the heading "How we manage the Series" on page 4 of the prospectuses:

Our investment strategies

Delaware VIP Capital Reserves Series is a type of current income fund that invests primarily in a variety of high-quality debt instruments ("fixed-income securities"), which provide high income potential.

We will strive to reduce the effects of interest rate volatility on principal by maintaining a short effective duration for the Series similar to that of the Merrill Lynch 1- to 3-year Treasury Index, an effective duration normally ranging from one to three years. We will decide where to position the portfolio within this permissible duration range based on our perception of the direction of interest rates and the risks in the fixed-income markets. If, in our judgment, interest rates are relatively high and borrowing requirements in the economy are weakening, we will generally extend the duration of the Series. Conversely, if we believe interest rates are relatively low and borrowing requirements appear to be strengthening, we may shorten the duration.

The Series' investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

The following replaces the information in the section entitled "The securities we typically invest in" under the heading "How we manage the Series" on pages 5-7 of the prospectuses:

The securities we typically invest in

Fixed-income securities offer the potential for greater income payments than stocks, and also may provide capital appreciation.

Securities	How we use them Delaware VIP Capital Reserves Series
Direct U.S. Treasury obligations include Treasury bills, notes and bonds of varying maturities. U.S. Treasury securities are backed by the "full faith and credit" of the United States.

We may invest without limit in U.S. Treasury securities, though they are typically not our largest holding because they generally do not offer as high a level of current income as other fixed-income securities.

Securities	How we use them Delaware VIP Capital Reserves Series

Mortgage-backed securities: Fixed-income securities that represent pools of mortgages, with investors receiving principal and interest payments as the underlying mortgage loans are paid back. Many are issued and guaranteed against default by the U.S. government or its agencies or instrumentalities, such as the Federal Home Loan Mortgage Corporation, Fannie Mae and the Government National Mortgage Association. Others are issued by private financial institutions, with some fully collateralized by certificates issued or guaranteed by the U.S. government or its agencies or instrumentalities.

There is no limit on government-related mortgage-backed securities or on privately issued mortgage-backed securities that are fully collateralized by government securities.

Mortgage-backed securities issued by private companies, if the securities are not collateralized by securities issued by the U.S. government, its agencies or instrumentalities, must be rated at the time of purchase in one of the four highest categories by a nationally recognized statistical ratings organization (NRSRO) such as S&P or Moody's. They must also represent interests in whole-loan mortgages, multi-family mortgages, commercial mortgages and other mortgage collateral supported by a first mortgage lien on real estate. The privately issued securities we invest in are either CMOs or REMICs.

Collateralized mortgage obligations (CMOs): Privately issued mortgage-backed bonds whose underlying value is the mortgages that are grouped into different pools according to their maturity.	See mortgage-backed securities above.

Real estate mortgage investment conduits (REMICs): Privately issued mortgage-backed bonds whose underlying value is a fixed pool of mortgages secured by an interest in real property. Like CMOs, REMICs offer different pools.

See mortgage-backed securities above.
Asset-backed securities: Bonds or notes backed by accounts receivables including home equity, automobile or credit loans.	We invest only in asset-backed securities rated in one of the four highest categories by an NRSRO.
Corporate debt: Debt obligations issued by a corporation, including corporate notes, bonds and other debt securities.

We focus on corporate debt with investment grade ratings, that is bonds rated BBB or better by S&P or Baa or better by Moody's. We may invest in debt that is unrated, if we believe the quality of the securities is comparable to the ratings above.

Certificates of deposit and obligations of both U.S. and foreign banks: Debt instruments issued by a bank that pay interest.	We may invest in certificates of deposit from banks that have assets of at least one billion dollars.
Corporate commercial paper: Short-term debt obligations with maturities ranging from 2 to 270 days, issued by companies.	We may invest in commercial paper that is rated P-1 or P-2 by Moody's and/or A-1 or A-2 by S&P.

Repurchase agreements: An agreement between a buyer, such as the Series, and a seller of securities in which the seller agrees to buy the securities back within a specified time at the same price the buyer paid for them, plus an amount equal to an agreed upon interest rate. Repurchase agreements are often viewed as equivalent to cash.

Typically, we use repurchase agreements as a short-term investment for the Series' cash position. In order to enter into these repurchase agreements, the Series must have collateral of 102% of the repurchase price. The Series will only enter into repurchase agreements in which the collateral is U.S. government securities.

Interest rate swap and index swap agreements: In an interest rate swap, a series receives payments from another party based on a floating interest rate in return for making payments based on a fixed interest rate. An interest rate swap can also work in reverse, with a series receiving payments based on a fixed interest rate and making payments based on a floating interest rate. In an index swap, a series receives gains or incurs losses based on the total return of an index, in exchange for making fixed or floating interest rate payments to another party.

We may use interest rate swaps to adjust the Series' sensitivity to interest rates, or to hedge against changes in interest rates.

Index swaps may be used to gain exposure to markets that the Series invests in or as a substitute for futures options or forward contracts if such contracts are not directly available to the Series on favorable terms.

Interest rate swaps and index swaps will be considered illiquid securities (see below).

Securities	How we use them Delaware VIP Capital Reserves Series

Restricted and illiquid securities: Restricted securities are privately placed securities whose resale is restricted under securities law.

Illiquid securities are securities that do not have a ready market, and cannot be easily sold within seven days at approximately the price that a series has valued them.

We may invest up to 10% of net assets in illiquid securities. For this Series, the 10% limit includes restricted securities such as privately placed securities that are eligible for resale only among certain institutional buyers without registration, which are commonly known as Rule 144A Securities, and repurchase agreements with maturities of over seven days.

High-yield debt instruments: Debt obligations issued by a corporation and rated lower than investment grade by an NRSRO such as S&P or Moody's. High-yield debt instruments are issued by corporations that have poor credit quality and may have difficulty repaying principal and interest.

The Series may invest up to 10% of net assets in high-yield debt instruments. The Series will invest only in high-yield investments that are rated in investment grade category single-B or higher by NRSROs.

The Series may also enter into options and purchase depositary receipts. Please see the Statement of Additional Information for additional descriptions of these securities as well as those listed in the table above.

Lending securities The Series may lend up to 25% of its assets to qualified brokers, dealers and institutional investors for their use in security transactions. These transactions will generate additional income for the Series.

Purchasing securities on a when-issued or delayed delivery basis Consistent with its investment objective, the Series may invest in U.S. government securities and corporate debt obligations on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. These transactions involve commitments to buy a new issue with settlement up to 60 days later. During the time between the commitment and settlement, the Series does not accrue interest, but the market value of the bonds may fluctuate. This can result in the Series' share value increasing or decreasing. The Series will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Borrowing from banks The Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. It will not borrow money in excess of one-third of the value of its net assets.

Portfolio turnover We anticipate that the Series' annual portfolio turnover will exceed 100%, and may be considerably in excess of 100%. A turnover rate of 100% would occur if, for example, the Series bought and sold all of the securities in its portfolio once in the course of a year or frequently traded a single security. High turnover can result in increased transaction costs for investors and may affect the Series' performance.

The following replaces the information in the section entitled "The risks of investing in the Series" under the heading "How we manage the Series" on page 8 of the prospectuses:

The risks of investing in the Series

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Series, you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in the Delaware VIP Capital Reserves Series. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.
Risks	How we strive to manage them Delaware VIP Capital Reserves Series

Market risk: The risk that all or a majority of the securities in a certain market-like the stock or bond market-will decline in value because of factors such as economic conditions, future expectations or investor confidence.

We maintain a long-term investment approach and focus on fixed-income securities that we believe can continue to make interest and principal payments over an extended time frame regardless of interim market fluctuations. We do not try to predict overall bond market movements and generally do not trade for short-term purposes.

Risks	How we strive to manage them Delaware VIP Capital Reserves Series

Industry and security risk: The risk that the value of securities in a particular industry or the value of an individual stock or bond will decline because of changing expectations for the performance of that industry or for the individual company issuing the stock or bond.

We diversify the Series' portfolio. We also follow a rigorous selection process before choosing securities for the portfolio.

Interest rate risk: The risk that securities, particularly bonds with longer maturities, will decrease in value if interest rates rise.

Swaps may be particularly sensitive to interest rate changes. Depending on the actual movements of interest rates and how well the portfolio manager anticipates them, a series could experience a higher or lower return than anticipated.

We do not try to increase return by predicting and aggressively capitalizing on interest rate moves.

We will not invest in interest rate swaps with maturities of more than two years. Each business day we calculate the amount the Series must pay for swaps it holds and will segregate cash or other liquid securities to cover that amount.

Credit risk: The risk that an issuer (or an insurer of the issuer) will be unable to make timely payments of interest and principal.

Investing in high-yield debt instruments entails the risk of principal loss, which may be greater than the risk involved in investment grade debt. High-yield debt is sometimes issued by companies the earnings of which at the time the debt is issued are less than the projected payments on the debt.

Debt securities rated in investment grade category single-B or higher by NRSROs may have speculative characteristics. Changes in economic conditions or other circumstances are more likely to affect an issuer's ability to make principal and interest payments.

The Series may hold securities rated in investment grade category single-B or higher by NRSROs. These securities, however, are carefully evaluated for creditworthiness before purchase.

If the rating of a debt security held by the Series falls below investment grade category single-B, the Series will dispose of the security as soon as practicable, unless to do so would be detrimental in light of market conditions.

Prepayment risk: The risk that homeowners will prepay mortgages during periods of low interest rates, forcing an investor to reinvest their money at interest rates that might be lower than those on the prepaid mortgage.

We take into consideration the likelihood of prepayment when we select mortgages. We may look for mortgage securities that have characteristics that make them less likely to be prepaid, such as low outstanding loan balance or below-market interest rates.

Liquidity risk: The possibility that securities cannot be readily sold within seven days at approximately the price that a series values them.	We limit exposure to illiquid securities. Swap agreements will be treated as illiquid securities, but most swap dealers will be willing to repurchase interest rate swaps.

This Supplement is dated June 2, 2005.